UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2010

XTRASAFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-1537 (Commission File Number)	26-2780766 (IRS Employer Identification No.)

7251 West Lake Mead Boulevard
Suite 300
Las Vegas, Nevada 89128
 (Address of Principal Executive Offices, Zip Code)

702-562-4000
(Registrant's Telephone Number, Including Area Code)

600 Lexington Ave, 9th Floor, New York, NY 10022
-----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 5, 2010, XtraSafe, Inc. (the “Registrant”) changed its principal independent accountants. On such date, Seale & Beers, CPA’s (“Seale & Beers”) were terminated from serving as the Registrant’s independent registered public accounting firm and the Registrant retained Robison, Hill & Co. (“Robison Hill”) as its principal independent accountants. The decision to change accountants was approved by the Registrant’s Board of Directors.

The Termination of Seale & Beers

Seale & Beers was the independent registered public accounting firm for the Registrant’s from August 6, 2009 until March 5, 2010.  None of Seale & Beers reports on the Registrant’s financial statements from August 6, 2009 through March 5, 2010, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Seale & Beers served as the Registrant’s principal independent accountants.

However, the report of Seale & Beers dated December 29, 2009, on our financial statements in the Form 10-K for the fiscal year ended August 31, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Seale & Beers with a copy of this disclosure and has requested that Seale & Beers furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Seale & Beers addressed to the Securities and Exchange Commission dated March 5, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Robison Hill

Prior to March 5, 2010, the date that Robison Hill was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Robison Hill regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Robison Hill that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Robison Hill regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

      Exhibit No.                     Description

Exhibit No.	Description
16.1	Letter, dated March 5, 2010, from Seale & Beer CPA’s to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTRASAFE, INC.

By: /s/ Depinder Grewal
Name:  Depinder Grewal
Title:           President and Chief Executive Officer

Date:  March 5, 2010